UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders on May 24, 2016 (the “Annual Meeting”), the stockholders of Denbury Resources Inc. (the “Company”) voted to approve an amendment and restatement to the Company’s 2004 Omnibus Stock and Incentive Plan (the “2004 Incentive Plan”). The 2004 Incentive Plan was amended and restated primarily to: (1) increase the number of shares that may be issued under the 2004 Incentive Plan by 7,000,000 shares; (2) increase the limits on the number of shares and dollar amounts of awards which may be granted to certain executive officers during a calendar year; (3) update and expand the performance criteria upon which performance-based awards may be based; and (4) reflect certain administrative changes. The foregoing description of the 2004 Incentive Plan is qualified in its entirety by the full text of the 2004 Incentive Plan, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the stockholders of the Company considered and voted upon the four proposals listed below (the “Proposals”), each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2016. Holders of 278,564,281 shares of common stock of the Company, representing approximately 79% of the Company’s issued and outstanding shares of common stock as of the March 29, 2016 record date, were present in person or by proxy at the Annual Meeting, and the final voting results with respect to each of the Proposals is set forth below.

Proposal 1: Election of directors. The Company’s stockholders elected eight directors, each to hold office until the next annual meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal. The results of the voting were as follows:

Name of Nominee	For	% of Voted	Withheld	Broker Non-Votes
John P. Dielwart	239,559,376	98.43%	3,824,531	35,180,374
Michael B. Decker	239,505,154	98.41%	3,878,753	35,180,374
Gregory L. McMichael	238,264,873	97.90%	5,119,034	35,180,374
Kevin O. Meyers	238,637,145	98.05%	4,746,762	35,180,374
Phil Rykhoek	239,417,287	98.37%	3,966,620	35,180,374
Randy Stein	239,386,270	98.36%	3,997,637	35,180,374
Laura A. Sugg	239,600,921	98.45%	3,782,986	35,180,374
Wieland F. Wettstein	238,893,396	98.15%	4,490,511	35,180,374

Proposal 2: Advisory vote to approve the Company’s 2015 named executive officer compensation. The results of the voting were as follows:

For	% of Voted (Including Abstentions)	Against	Abstain	Broker Non-Votes
199,079,026	81.80%	43,763,849	541,026	35,180,380

Proposal 3: Approval of the amendment and restatement of the 2004 Incentive Plan. The results of the voting were as follows:

For	% of Voted (Including Abstentions)	Against	Abstain	Broker Non-Votes
203,752,223	83.72%	39,210,052	421,626	35,180,380

Proposal 4: Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016. The results of the voting were as follows:

For	% of Voted (Including Abstentions)	Against	Abstain	Broker Non-Votes
275,335,073	98.84%	2,560,132	669,076	—

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1*	Denbury Resources Inc. 2004 Omnibus Stock and Incentive Plan, as amended and restated effective as of May 24, 2016.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: May 27, 2016	By:	/s/ James S. Matthews
James S. Matthews
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Denbury Resources Inc. 2004 Omnibus Stock and Incentive Plan, as amended and restated effective as of May 24, 2016.

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